EXECUTION

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is entered into as of November 30, 2009, among QUEST RESOURCE CORPORATION, a Nevada corporation (the “Borrower”), the Guarantors listed on the signature pages hereto, ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent for the Lenders parties to the hereinafter defined Credit Agreement (in such capacities, the “Administrative Agent” and “Collateral Agent,” respectively), and as the Lender.

Reference is made to the Second Amended and Restated Credit Agreement dated as of September 11, 2009 among Borrower, the Administrative Agent, the Collateral Agent and the Lender (as amended, the “Credit Agreement”). Unless otherwise defined in this First Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement; all section, exhibit and schedule references herein are to sections, exhibits and schedules in the Credit Agreement; and all paragraph references herein are to paragraphs in this First Amendment.

RECITALS

The Borrower, Administrative Agent and Lender desire to, among other things, enter into this First Amendment to amend certain provisions of the Credit Agreement.

Accordingly, for adequate and sufficient consideration, the parties hereto agree, as follows:

Paragraph 1. Amendments. Effective as of the First Amendment Effective Date (hereinafter defined), the Credit Agreement is amended as follows:

1.1	Definitions. Section 1.01 of the Credit Agreement is amended as follows:
(a)	The following definitions are amended in their entirety to read as follows:

“Agreement means this Second Amended and Restated Credit Agreement as amended by the First Amendment to Credit Agreement.”

(b)       The following definitions are inserted alphabetically into Section 1.01 of the Credit Agreement:

“First Amendment Effective Date means November 30, 2009.”

“First Amendment to Credit Agreement means that certain First Amendment to Second Amended and Restated Credit Agreement dated as of November 30, 2009, among the Borrower, Royal Bank of Canada, as Administrative Agent, Collateral Agent and as the Lender.”

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1.2       Section 8.01(o). Section 8.01(o) of the Credit Agreement is amended in its entirety to read as follows:

"(o) Recombination Agreement. Failure of the Borrower by January 15, 2010 to (i) file with the SEC in connection with the Recombination a Joint Proxy Statement and Prospectus, (ii) deliver to the Administrative Agent evidence that the Recombination has been agreed to by the requisite lenders party to (A) that certain Amended and Restated Credit Agreement dated as of November 15, 2007, as amended, among Quest Cherokee, LLC, as borrower, Quest Energy Partners, L.P., as a guarantor, Royal Bank of Canada, as administrative agent and collateral agent, KeyBank National Association, as documentation agent, and the lenders party thereto, (B) that certain Second Lien Senior Term Loan Agreement dated July 11, 2008, as amended, among Quest Cherokee, LLC, as borrower, Quest Energy Partners, L.P., as a guarantor, Royal Bank of Canada, as administrative agent and collateral agent, KeyBank National Association, as syndication agent, Sociètè Gènèrale, as documentation agent, and the lenders party thereto, and (C) that certain Amended and Restated Credit Agreement dated November 1, 2007, as amended, among Quest Midstream Partners, L.P. and Bluestem Pipeline, LLC, as borrowers, Royal Bank of Canada, as administrative agent and collateral agent, and the lenders party thereto; and (iii) deliver to the Administrative Agent satisfactory evidence that the board of directors or other governing body of each of Borrower, Quest Energy Partners, L.P., Quest Cherokee, LLC, Quest Midstream Partners, L.P. and Bluestem Pipeline, LLC have approved the terms of any amendments, restatements or new credit facilities to renew, rearrange or replace this Agreement and the credit facilities described in clauses (A), (B) and (C) above."

Paragraph 2.  Effective Date. This First Amendment shall not become effective until the date (such date, the “First Amendment Effective Date”) the Administrative Agent receives all of the agreements, documents, certificates, instruments, and other items described below:

(a)       this First Amendment, executed by the Borrower, the Guarantors, the Administrative Agent and the Lender;

(b)       fees and expenses required to be paid pursuant to Paragraph 5 of this First Amendment, to the extent invoiced prior to the First Amendment Effective Date; and

(c)       such other assurances, certificates, documents and consents as the Administrative Agent may require.

Paragraph 3.  Acknowledgment and Ratification. The Borrower and the Guarantors each (i) consent to the agreements in this First Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this First Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of the Borrower or any Guarantor under the Loan Documents to which it is a party, which Loan Documents shall remain in full force and effect, as amended and waived hereby, and all rights thereunder are hereby ratified and confirmed.

Paragraph 4.  Representations. The Borrower and the Guarantors each represent and warrant to the Administrative Agent and the Lender that as of the First Amendment Effective Date and after giving effect to the waivers and amendments set forth in this First Amendment (a) all representations and warranties in the Loan Documents are true and correct in all material respects as though made on the date hereof, except to the extent that any of them speak to a different specific date, and (b) no Default or Event of Default exists.

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Paragraph 5.  Expenses. The Borrower shall pay on demand all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this First Amendment, including, without limitation, Attorney Costs in connection with the negotiation, preparation, delivery, and execution of this First Amendment and any related documents, filing and recording costs, and the costs of title insurance endorsements, if any.

Paragraph 6.  Miscellaneous. This First Amendment is a “Loan Document” referred to in the Credit Agreement. The provisions relating to Loan Documents in Article X of the Credit Agreement are incorporated in this First Amendment by reference. Unless stated otherwise (i) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (ii) headings and captions may not be construed in interpreting provisions, (iii) this First Amendment must be construed, and its performance enforced, under New York law and applicable federal law, and (iv) if any part of this First Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable.

Paragraph 7.  ENTIRE AGREEMENT. THIS FIRST AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Paragraph 8.  Parties. This First Amendment binds and inures to the benefit of the Borrower, the Guarantors, the Administrative Agent, the Collateral Agent and the Lender, and their respective successors and assigns.

Paragraph 9.  Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this First Amendment.

Paragraph 10.   Release. As additional consideration for the execution, delivery and performance of this First Amendment by the parties hereto and to induce the Administrative Agent, the Collateral Agent and the Lender to enter into this First Amendment, the Borrower warrants and represents to the Administrative Agent, the Collateral Agent and the Lender that no facts, events, statuses or conditions exist or have existed which, either now or with the passage of time or giving of notice, or both, constitute or will constitute a basis for any claim or cause of action against the Administrative Agent, the Collateral Agent and the Lender or any defense to (i) the payment of Obligations under the Term Notes and/or the Loan Documents, or (ii) the performance of any of its obligations with respect to the Term Notes and/or the Loan Documents. In the event any such facts, events, statuses or conditions exist or have existed, Borrower unconditionally and irrevocably hereby RELEASES, RELINQUISHES and forever DISCHARGES Administrative Agent, the Collateral Agent and the Lender, as well as their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, of and from any and all claims, demands, actions and causes of action of any and every kind or character, past or present, which Borrower may have against any of them or their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives arising out of or with respect to (a) any right or power to bring any claim for usury or to pursue any cause of action based on any claim of usury, and (b) any and all transactions relating to the Loan Documents occurring prior to the date hereof, including any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of any of them, and their predecessors, successors, assigns, agents, officers, directors, shareholders, employees and representatives, including any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, intentional or negligent infliction of mental distress, tortious interference with contractual

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relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander or conspiracy, but in each case only to the extent permitted by applicable Law.

Paragraph 11.   Execution in Counterparts. This First Amendment may be executed in any number of counterparts (and by different parties hereto in different counterparts), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this First Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this First Amendment.

The parties hereto have executed this First Amendment in multiple counterparts to be effective as of the First Amendment Effective Date.

Remainder of Page Intentionally Blank

Signature Pages to Follow.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the First Amendment Effective Date.

BORROWER:

QUEST RESOURCE CORPORATION,
as Borrower

By:	/s/ David Lawler
David Lawler
Chief Executive Officer and President

The undersigned, as the Guarantors referred to in the Credit Agreement, as amended by this First Amendment, hereby consent to this First Amendment and hereby confirm and agree that (i) the Loan Documents (which specifically includes the Guaranty executed by each Guarantor and each Security Agreement and Mortgage executed by each Guarantor) in effect on the date hereof to which each are a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects except that, upon the effectiveness of, and on and after the First Amendment Effective Date, all references in such Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended by this First Amendment, and (ii) such Loan Documents consisting of Guaranties, Security Agreements, Mortgages, and assignments and all of the collateral described therein do, and shall continue to, secure the payment by the Borrower of the Obligations under the Credit Agreement.

GUARANTORS:

QUEST OIL & GAS, LLC,
as a Guarantor

By:	/s/ David Lawler
David Lawler
President

QUEST ENERGY SERVICE, LLC,
as a Guarantor

By:	/s/ David Lawler
David Lawler
President

Signature Page 1

First Amendment to Quest

Resource Corporation

Second Amended and Restated Credit Agreement

QUEST EASTERN RESOURCE, LLC,
as a Guarantor

By:	/s/ David Lawler
David Lawler
President

QUEST MERGERSUB, INC.
as a Guarantor

By:	/s/ David Lawler
David Lawler
President

Signature Page 2

First Amendment to Quest

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Second Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA,
as Administrative Agent and Collateral Agent

By:	/s/ Susan Khokher
Name:	Susan Khokher
Title:	Manager, Agency

Signature Page 3

First Amendment to Quest

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Second Amended and Restated Credit Agreement

L/C ISSUER AND LENDER:

ROYAL BANK OF CANADA, as a Lender
and L/C Issuer

By:	/s/ Leslie P. Vowell
Name:	Leslie P. Vowell
Title:	Attorney-in-Fact

Signature Page 4

First Amendment to Quest

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Second Amended and Restated Credit Agreement